HeartCore
ENTERPRISES
HTCR | Nasdaq Listed

Investor Presentation



Nasdaq: **HTCR**

November 2024

Forward-Looking Statements

Certain information set forth in this presentation contains forward-looking statements within the meaning of Section 27 A of the Securities Act of 1933, as amended, Section 21 E of the Securities Exchange Act of 1934, as amended, or the Private Securities Litigation Reform Act of 1995. Except for statements of historical fact, the information contained herein constitutes forward-looking statements and includes, but is not limited to:

(i) Projected financial performance of the Company;
(ii) Completion of, and the use of proceeds from, the sale of the shares being offered hereunder;
(iii) The expected development of the Company's business, projects, and joint ventures;
(iv) Execution of the Company's vision and growth strategy, including with respect to future M&A activity and global growth;
(v) Sources and availability of third-party financing for the Company's projects;
(vi) Completion of the Company's projects that are currently underway, in development or otherwise under consideration;
(vii) Renewal of the Company's current customer, supplier and other material agreements; and
(viii) Future liquidity, working capital, and capital requirements. Forward-looking statements are provided to allow potential investors the opportunity to understand management's beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment.

These statements are not guarantees of future performance and undue reliance should not be placed on them. Such forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any projections of future performance or result expressed or implied by such forward-looking statements. These factors, risks, and uncertainties are discussed in HeartCore's filings with the Securities and Exchange Commission.

Although forward-looking statements contained in this presentation are based upon what management of the Company believes are reasonable assumptions, there can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation to update forward-looking statements if circumstances or management's estimates or opinions should change except as required by applicable securities laws. The reader is cautioned not to place undue reliance on forward-looking statements. The contents of any website referenced in this presentation are not incorporated by reference herein.

Who We Are

Tokyo-based Leading Enterprise Software & Consulting Services Company

Software Related Business

- CMS/CXM Software
- Robotic Automation Process
- Process Mining Software
- Task Mining Software

Go IPO Business

- Supports Japanese companies successfully list on a U.S. Exchange

969 Clients in Japan | **24** Clients Overseas

- 88% CMS Business Customer Retention Rate (2023)
- 9th consecutive top market share in sales value in Japan (15.1%)

14 Go IPO Clients | **4 Successful Client Listings**

Q3'24 Revenues: $18M

HeartCore History

969 clients in Japan | **24 clients overseas**

ESTABLISHED
June 2009

EMPLOYEES
62

US OFFICE
Silicon Valley, CA

JAPAN HEAQUARTERS
Shinagawa-ku, Tokyo

OKINAWA BRANCH
Naha City, Okinawa

HeartCore Enterprises (HTCR | Nasdaq Listed)
- 100% HeartCore
  - 51% HeartCore Luvina Vietnam
- 100% HeartCore Financial (HTCR Group Company)
- 51% Sigmaways

HeartCore CMS
JUNE 2009
Content Management System (CMS)

HeartCore Robo
JANUARY 2018
Robotic Automaton Process (RPA)

CONTROLIO
DECEMBER 2019
TaskMining

GO IPO
February 2023
HeartCore Financial

HeartCore Luvina Vietnam
February 2024
HeartCore Luvina Vietnam

HeartCore Financial (HTCR Group Company)
May 2024
HeatCore Financial Japan Branch

HeartCore CXM
APRIL 2015
Customer Experience Management (CXM)

myInvenio
APRIL 2019
ProcessMining

GO IPO
APRIL 2022
Go IPO℠ Consulting Service

Sigmaways
February 2023
SIGMAWAYS Acquisition

HeartCore
April 2024
Formed Artificial Intelligence (AI) Software Development Division

Q3 2024 Financial Results

Revenue	Q/Q Growth ▲	Net Income	Q/Q Growth ▲
$ 18M	281%	$ 10.8M	526%
Gross Profit	**Increased ▲**	**Earnings Per share**	**Increased ▲**
$ 14M	1640%	$0.53	579%

$4 Million **Software Related Business**

- The transition from annual contracts to multi-year agreements for core software business contracts
- Awarded top market share in sales value in Japan for 9th consecutive year

$14 Million **GO IPO Business**

- 2 successful Go IPO client listings in Q3 2024
- SBC Medical Group Incorporated De-SPAC deal generated $13M in revenues from warrants

Software Related Business

HeartCore's **software related revenue streams** consist of: (1) *on-premise software*; (2) *maintenance & support services*, (3) *software-as-a-service*, (4) *software development & other miscellaneous services*, and (5) *customized software development & services*.

Content Management System

Our customer experience management platform:

Includes **marketing, sales, service, and content management systems** as well as other tools and integrations that enable companies to attract and engage customers throughout the customer lifecycle.

HeartCore CMS

Digital Transformation

Provides customers with robotics process automation, process mining and task mining:

Accelerating the **digital transformation** of enterprises across their entire business including **marketing, sales, and customer service.**

myInvenio

HeartCore Robo

CONTROLIO

Q3 2024 Software Business Performance

$4M

Revenue

2nd Consecutive Profitable Quarter

Content Management System (CMS)

CMS software helps users create, manage, and modify content on websites without the need for specialized technical knowledge.

- HeartCore has heavily invested into sales & marketing and has increased its YoY pipeline growth by 130%
- 700 legacy customers will be automatically upsold to HeartCore Version 12, the newest platform
- Company aims to increase its market share from 25% to 40% by incorporating all functions related to content management

Content Management Market

$22.3B
Projected Global Market Size (2024)

5.2%
Market Growth Rate (2024-2028)


North America
Largest Market
By Region (2023)
APAC
Fastest-Growing Market
By Region (2020-2030)

https://www.statista.com/outlook/tmo/software/enterprise-software/content-management-software/worldwide?currency=usd

Multilingual Support

Accessibility Check Function

Multi-Device Support

Multiple Site Management

Go IPO Business

HeartCore's Go IPO consulting business provides Japanese companies with comprehensive consultation support, including pre-IPO consulting, regulatory guidance, financial preparation, and operational readiness to help businesses navigate the complexities of a successful U.S. listing.

HeartCore's goal is to streamline the entire listing process for Japanese companies to provide a seamless transition into the U.S. public markets.

- PMO until Public Listing
- Registration Statement Preparation Support
- Strategic Stakeholder Introductions
- Due Diligence Support
- Structure Analysis
- US GAAP Conversion Support for IPO Audit
- Stakeholder Engagement
- Investor Marketing Support


HeartCore
FINANCIAL

Go IPO Client Criteria

- Dominant Market Position
- More than $750K in Net Income for Two Consecutive Years
- Ability to pay $2M in IPO Costs

Financial Results of GO IPO

Go IPO Financial Performance	$14M Total Revenue	2,169% Organic Growth	4 Successful IPOs	14 Signed Clients

Building a Diverse Portfolio of Japan-based Growth Companies

- $5 Million Net Revenue YTD - fees + warrants/stock acquisition rights/ordinary shares from rights revenue recognition
- Expect Q-to-Q volatility - change in asset value is recognized as revenue
- Warrants/Stock acquisition rights/Ordinary shares strengthen our financial results
- 3 new contract wins in 2024

Revenue Recognition Model

Go IPO Fee Structure

HeartCore is entitled to receive from each customer company a ***consulting fee that ranges from $380,000 to $900,000*** and **warrants/stock acquisition rights to purchase 1% - 4% of the fully-diluted share capital** of such customer company.

Consulting Fee

The cash consideration is paid in installment payments and is recognized in revenues over the period of the contract by reference to progress toward complete satisfaction of that performance obligation.

Warrant/Stock Acquisition Rights/Ordinary Shares

- Warrants/Stock Acquisition Rights are earned and vested on the contract signing date.
- Warrants/Stock Acquisition Rights cannot be exercised until the customer company successfully lists on an U.S. exchange.
- Warrants/Stock acquisition Rights of customer companies are recognized in revenues upon the successful listing of customer companies.

10

Go IPO Case Study

SBC Medical Group Holdings Incorporated

SBC Medical Group Holdings, Inc.

Client Target

SBC Medical Group Holdings Inc., through its subsidiaries, provides operational management and consulting services for franchised clinics.

SBC pursues strategic market penetration of beauty clinics in the US and APAC. A NASDAQ listing lets them develop global brand awareness, improve corporate governance, and ramp up fundraising efforts for operation expansion.

HeartCore's Go IPO business was hired to provide strategic counsel to support SBC Medical Group's successful listing process.

Go IPO Services

HeartCore spearheaded the entire listing process and supported the successful listing of SBC Medical Group Holdings, Inc. (NASDAQ: SBC) in September 2024.

HeartCore coordinated numerous stakeholder introductions (i.e. attorney, auditor, SPAC management, etc.) and facilitated a seamless engagement and listing process between all parties throughout this SPAC deal.

Supported extensive auditing process and led the preparation of a consolidated financial statement that incorporated over 10 group companies. The accounting treatment of medical corporations is subject to the legal constraints of Japanese Medical Industry.

Income Statement

	Q3 2024	FY23	FY22
Revenue	$ 26,964 (23% increase)	$21,846 (148% increase)	$8,818
Software Related	$12,353	$15,634 (112% increase)	$ 7,370
Go IPO	$14,611 (135% increase)	$ 6,212 (329% increase)	$ 1,448
Other Income	$159	$366	$57
Income(Loss)*	$7,773	$(4,190)	$(6,677)
EPS**	$0.37	$(0.21)	$(0.37)

*Comprehensive income (loss) attributable to HeartCore Enterprises, Inc.

**Net income (loss) attributable to HeartCore Enterprises, Inc.

Note: amounts are rounded in $thousand


Comparison of FY24Q3, FY23, and FY22
FY24 Q3
FY23
FY22
Revenue
Software
Go IPO
Income (Loss)

Overview of Key Financials

Cash (as of September 30, 2024)	$1.2M
Market Cap (as of November 13, 2024)	$26.16M
Shares Outstanding (as of November 14, 2024)	20.93M
Warrants (as of September 30, 2024)	1.47M
Insider Holdings (as of November 14, 2024)	75.42%
Free Floating Shares (as of September 30, 2024)	5.13M


Revenue (in thousands)
$20,250.0
$18,000.0
$15,750.0
$13,500.0
$11,250.0
$9,000.0
$6,750.0
$4,500.0
$2,250.0
$0.0
$8,734
$5,095
$4,689
$3,327
$5,047
$4,066
$17,850
Q1 '2023
Q2 '2023
Q3 '2023
Q4 '2023
Q1 '2024
Q2 '2024
Q3 '2024

2024 Outlook

Continued growth from the enterprise Software Business

- Growth through new customers and cross- & up-selling existing ones
- Strategic shift from annual to multi-year software licensing agreements
- Growth through Sigmaways
- 30% organic growth expected for 2024

Building a diversified portfolio of Japan-based growth companies through GO IPO℠

- 14 signed clients in the pipeline
- 3 new contract wins in 2024
- 2 Successful Go IPO Listing in 2024
- 2024 Go IPO Revenue: $14

2024 is expected to be the strongest year in HeartCore's history

Long-term Outlook

Transformational Period

Growing enterprise software company building a portfolio of Japan-based growth companies that strengthen HeartCore’s balance sheet.

Enterprise Software

- Established strong market position in Japan
- Growth through new customers
- Growth through acquisitions
- Growth expected in US and India

Go IPO℠ Consulting

- Building a portfolio of Japan-based growth companies
- Long-term asset with faster-than-market growth potential
- Bolsters the balance sheet
- Potential source of cash

About Management Team



CEO
Sumitaka Kanno Yamamoto

Chairman of Board, Chief Executive Officer, President and Director

After graduating from the Kansai Gaidai University in Japan, Kanno joined the Japan Air Force and became a pilot. He then founded his own company, popularized snowboarding in Japan, and created a huge boom in the sport. He later worked at BroadVision in Japan, a global software vendor and former NASDAQ company. With over 20 years of experience in information technology and website engineering, he developed the solutions that enterprises rely on everyday throughout their organizations.



COO
Kimio Hosaka

Chief Operating Officer and Director

Mr. Hosaka joined HeartCore in 2009 and has been the COO since 2015. He graduated from Chuo University in Tokyo with a bachelor's degree in physics. Mr. Hosaka brings 20 years of experience in technology as an engineer and manager at All Nippon Airways Systems, Electronic Data Systems, and Heartcore.



CFO
Qizhi Gao

Chief Financial Officer

Mr. Gao has been involved in finance and accounting for a total of 16 years. He was previously a group leader in finance and accounting at Marubshi Corporation in Tokyo, Japan. He worked there for 10 years. He joined Heartcore in 2017 and has extensive experience in accounting and finance.

About Management Team



CTO
Hidekazu Miyata

Chief Technical Officer

After graduating from Doshisha University, Mr. Miyata worked for a software development company, Electronic Data Systems. Mr. Miyata worked for a software development company, Electronic Data Systems and has more than 20 years of software development experience. In 2009 he joined HeartCore, where he was involved in the development of its Content Management System. He focuses on software development.



CSO
Prakash Sadasivam

Chief Strategy Officer and Director

Mr. Sadasivam has served as our Chief Strategy Officer and been a member of our Board of Directors since February 1, 2023. Mr. Sadasivam is a technology entrepreneur and the founder of Sigmaways. Under his leadership, Sigmaways has grown into a global organization with a diverse team of experts in various technology fields. Mr. Sadasivam completed his undergraduate studies in Computer Science and Engineering from Vellore Institute of Technology in India. He has also completed Management Development for Entrepreneurs from UCLA, Anderson School of Management. He has also been official member of Forbes Technology Council since 2020.



HeartCore ENTERPRISES
HTCR | Nasdaq Listed

INVESTOR RELATIONS

Gateway Group, Inc.
Matt Glover and John Yi
HTCR@gateway-grp.com
(949) 574-3860

WEBSITE

https://heartcore-enterprises.com/

APPENDIX

Revenue Breakdown

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,	
	2024	2023	2024	2023
Revenues from on-premise software	$ 681,065	$ 396,647	$ 2,335,225	$ 1,457,836
Revenues from maintenance and support services	557,432	650,603	1,734,480	2,226,802
Revenues from software as a service ("SaaS")	55,092	148,857	347,040	497,430
Revenues from software development and other miscellaneous services	428,968	474,859	1,392,987	1,561,655
Revenues from customized software development and services	2,243,504	2,405,907	6,543,156	6,332,479
Revenues from consulting services	13,884,350	612,035	14,610,643	6,442,229
Total revenues	$ 17,850,411	$ 4,688,908	$ 26,963,531	$ 18,518,431

Software Customer Snapshot

JAPAN AIRLINES | IDOM Inc. | MUFG | brother at your side | 西武鉄道

LAWSON TICKET ローチケ | PERSOL パーソルキャリア | RICOH | macnica networks | BRIGHTON

HITACHI Inspire the Next | YOKOHAMA | SMK | HIBIYA-KADAN | MURAUCHI

LECIEN | TOREX | JapanKnowledge | 東急百貨店 TOKYU | MBL

東武トップツアーズ TOBU TOP TOURS | SBS グループ For Your Dreams. | FDA FUJI DREAM AIRLINES | ABC Cooking Studio

Sigmaways Key Clients and Affiliates

KEY CLIENTS

AFFILIATIONS